SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported): July 11, 2002
                       INTERNATIONAL SMART SOURCING, INC.
                      (FORMERLY CHINAB2BSOURCING.COM, INC.)
             (Exact name of registrant as specified in its charter)

         Delaware                     001-14753                  11-3423157
(State or other jurisdiction of   (Commission File No.)        (IRS Employer
            incorporation)                                   Identification No.)

            320 Broad Hollow Road                                  11735
            Farmingdale, New York                                (Zip Code)
  (Address of principal executive offices)
       Registrant's telephone number, including area code: (631) 293-4650

                                 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

         Exhibit Index Located on Page: ___ Total Number of Pages: ___


Item 5.     Other Events.

     Electronic Hardware Corp., a subsidiary of International Smart Sourcing, Inc. (the "Company"), has a revolving credit line with Connecticut Bank of Commerce. The Company has been informed that on June 26, 2002, Connecticut Bank of Commerce was closed by the Banking Commissioner, Connecticut Department of Banking, and the Federal Deposit Insurance Corporation (FDIC) was named receiver.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. Date: July 11, 2002

                                     International Smart Sourcing, Inc..


                                     By:   /s/ DAVID HALE
                                               -------------
                                               David Hale
                                               President